Summary Prospectus
July 28, 2011
Seasons Series Trust
Multi-Managed Income Portfolio
Seasons Series Trust’s Statutory Prospectus and Statement of Additional Information dated July 28, 2011, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Portfolio is offered only to the separate accounts of certain affiliated life insurance companies and is not intended for use by other investors.
Before you invest, you may want to review Seasons Series Trust’s Statutory Prospectus, which contains more information about the Portfolio and its risks. You can find the Statutory Prospectus and the above-incorporated information online at https://www.sunamerica.com/fundprospectuses. You can also get this information at no cost by calling (800) 445-7862 or by sending an e-mail request to fundprospectus@sunamerica.com.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Goal
The Portfolio’s investment goal is capital preservation.
Fees and Expenses of the Portfolio
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	0.77%	0.77%	0.77%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.28%	0.28%	0.28%
Total Annual Portfolio Operating Expenses	1.05%	1.20%	1.30%
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$107	$334	$579	$1,283
Class 2 Shares	$122	$381	$660	$1,455
Class 3 Shares	$132	$412	$713	$1,568
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 74% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio
The Portfolio attempts to achieve its investment goal by allocating its assets among three distinct, actively-managed investment components (the “Managed Components”), each with a different investment strategy. The Managed Components include a balanced component, fixed income component and a growth component.
The Managed Components each invest to varying degrees, according to its investment strategy, in a diverse portfolio of securities including, but not limited to, common stocks, securities with equity characteristics (such as preferred stocks, warrants or fixed income securities convertible into common stock), corporate and U.S. government fixed income
Seasons Series Trust

Seasons Series Trust
Multi-Managed Income Portfolio
securities, money market instruments and/or cash or cash equivalents.
The allocation of the Portfolio’s assets among three components is as follows:

•	Balanced Component (8.5% equities / 8.5% fixed income)	17%
•	Fixed Income Component	75%
•	Growth Component	8%
The Balanced Component invests principally in equity securities of large-capitalization companies and investment grade fixed income securities.
As noted above, approximately 75% of the Portfolio’s assets will be allocated to the Fixed Income Component which invests, under normal circumstances, at least 80% of its net assets in investment grade fixed income securities (U.S. or foreign) and at least 80% in U.S. dollar denominated securities. The component may also invest substantially in junk bonds (up to 20% of the component’s assets), short-term investments (up to 20% of the component’s assets), foreign securities (up to 20% of the component’s assets denominated in foreign currencies; up to 100% of the component’s assets denominated in U.S. dollars), asset-backed and mortgage-backed securities and when-issued and delayed-delivery securities.
The Growth Component invests principally in equity securities selected for their growth potential. Although the component’s investments in equity securities may be primarily in large-capitalization companies, it may invest substantially in small-and mid-capitalization companies.
Differences in investment returns among the Managed Components will cause the actual percentages to vary over the course of a calendar quarter from the target allocations referenced above. Accordingly, the Portfolio’s assets will be reallocated or “rebalanced” among the Managed Components on at least a quarterly basis to restore the target allocations for the Portfolio.
Principal Risks of Investing in the Portfolio
There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Portfolio.
Risk of Investing in Bonds. As with any fund that invests principally in bonds, the value of your investment in the Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.
Interest Rate Fluctuations Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.
Risk of Investing in Junk Bonds. The Portfolio may invest significantly in junk bonds, which are considered speculative. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default at the time of purchase.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio could lose money if the issuer of a fixed income security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions. Debt securities backed by an issuer’s taxing authority may be subject to legal limits on the issuer’s power to increase taxes or otherwise raise revenue, or may be dependent on legislative appropriation or government aid. Certain debt securities are backed only by revenues derived from a particular project or source, rather than by an issuer’s taxing authority, and thus may have a greater risk of default.
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may
Seasons Series Trust

Seasons Series Trust
Multi-Managed Income Portfolio
have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Equity Securities Risk. The Portfolio invests significantly in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.
Securities Selection Risk. A strategy used by the Portfolio, or individual securities selected by the portfolio manager, may fail to produce the intended return.
Large-Capitalization Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Growth Stock Risk. Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.
Active Trading Risk. A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio.
Performance Information
The following Risk/Return Bar Chart and Table illustrate the risks of investing in Class 1 shares of the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and comparing the Portfolio’s average annual returns to those of the S&P 500® Index and a Blended Index and each of its components. The Blended Index consists of 17.35% Russell 1000® Index, 80.95% Barclays Capital U.S. Aggregate Index, and 1.7% Treasury Bills. The returns of the Treasury Bills Index for the periods since inception of class 3 shares is from November 30, 2002. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 1 Shares)
During the 10-year period shown in the bar chart, the highest return for a quarter was 8.93% (quarter ended June 30, 2009) and the lowest return for a quarter was -4.76% (quarter ended December 31, 2008). The year to date calendar return as of June 30, 2011 was 2.59%.
Average Annual Total Returns (For the periods ended December 31, 2010)

				Since
				Inception
	1	5	10	Class 3
	Year	Years	Years	(11/11/02)
Class 1 Shares	8.06%	6.02%	5.02%	N/A
Class 2 Shares	7.91%	5.87%	4.87%	N/A
Class 3 Shares	7.75%	5.76%	N/A	5.80%
S&P 500® Index	15.06%	2.29%	1.41%	6.37%
Barclays Capital U.S. Aggregate Index	6.54%	5.80%	5.83%	5.07%
Russell 1000® Index	16.10%	2.59%	1.83%	6.95%
Treasury Bills	0.14%	2.13%	2.12%	2.01%
Blended Index	8.35%	5.42%	5.29%	5.53%
Seasons Series Trust

Seasons Series Trust
Multi-Managed Income Portfolio
Investment Adviser
The Portfolio’s investment adviser is SunAmerica Asset Management Corp. (“SAAMCo”). The Portfolio is subadvised by Janus Capital Management, LLC (“Janus”), Lord, Abbett & Co. LLC (“Lord Abbett”), PineBridge Investments, LLC (“PineBridge”) and Wellington Management Company, LLP (“Wellington Management”).
Portfolio Managers

	Portfolio
	Manager of
	the Portfolio
Name	Since	Title
Balanced Component — Lord Abbett
Daniel H. Frascarelli	2006	Partner and Director
Randy M. Reynolds	2008	Portfolio Manager
Balanced Component —PineBridge
John Yovanovic, CFA	2007	Head of High Yield Portfolio Management and Portfolio Manager
Tim Lindvall, CFA	2007	Managing Director and Portfolio Manager
John Dunlevy	2009	Managing Director and Portfolio Manager
Robert Vanden Assem	2007	Managing Director and Head of Investment Grade Fixed Income
Fixed Income Component — Wellington Management
Lucius T. Hill, III	1999	Senior Vice President and Fixed Income Portfolio Manager
Campe Goodman, CFA	2004	Vice President and Fixed Income Portfolio Manager
Christopher A. Jones, CFA	2007	Senior Vice President and Fixed Income Portfolio Manager
Scott I. St. John, CFA	2003	Vice President and Fixed Income Portfolio Manager
Joseph F. Marvan, CFA	2010	Vice President and Fixed Income Portfolio Manager
Growth Component — Janus
Ron Sachs, CFA	2008	Portfolio Manager
Purchases and Sales of Portfolio Shares
Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating life insurance companies. Shares of the Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The Portfolio is available only through the selection of one of four variable investment “Strategies” described in the Variable Contracts prospectus. You should be aware that if you select a “Strategy” you will not invest directly in the Portfolio. Instead, each Strategy invests in the Portfolio, the Asset Allocation: Diversified Growth Portfolio and the Stock Portfolio. Please see your Variable Contract prospectus for additional information about the Strategies.
Tax Information
The Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however you may be subject to federal income tax upon withdrawal from such tax deferred arrangements. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Payments to Broker-Dealers and Other Financial Intermediaries
The Portfolio is not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.
Seasons Series Trust

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